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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): June 14, 2001
                                                           -------------


                                 CHRONIMED INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


              0-19952                            41-1515691
       ---------------------           ---------------------------------
       (Commission File No.)           (IRS Employer Identification No.)


        10900 Red Circle Drive, Minnetonka, Minnesota        55343
        ---------------------------------------------      ----------
          (Address of Principal Executive Offices)         (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
               ---------------------------------------------------
                                 (952/979-3600)


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Item 5.  Other Events

         On June 14, 2001, Chronimed Inc. announced that it intends to adjust reported revenue, earnings and accounts receivable for the fiscal year ended June 30, 2000, and the three quarters ended March 30, 2001. The Company has recently determined that, based upon review of its StatScript retail accounting systems at its StatScript subsidiary, Chronimed's overall revenue, earnings and receivables have been overstated for those periods. The Company believes the adjustments will be material to its previously reported financial statements and will produce restated financial statements upon completion of the review. The news release and text of the Company's June 14, 2001, conference call have been furnished as exhibits to this filing.


Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable

(c)      Exhibits

         99.1     News release dated June 14, 2001

         99.2     Conference call text, June 14, 2001




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                      CHRONIMED INC.
                                       (Registrant)

Date:  June 14, 2001

                                      By: /s/ Henry F. Blissenbach
                                         --------------------------------------
                                              Henry F. Blissenbach
                                              Chief Executive Officer and
                                              Chairman of the Board of Directors


                                          /s/ Gregory H. Keane
                                         ---------------------------------------
                                              Gregory H. Keane
                                              Vice President and Chief
                                              Financial Officer







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                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibit
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
99.1         News release dated June 14, 2001

99.2         Conference call text, June 14, 2001